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                                                                    EXHIBIT 10.2

                       PURCHASE PRO INTERNATIONAL, INC.
                     1998 STOCK OPTION AND INCENTIVE PLAN


1.   Purpose of Plan.

     The purpose of this Purchase Pro International, Inc. 1998 Stock Option and Incentive Plan (the "Plan") is to advance the interests of the Company through providing Employees of the Company and of any Affiliate of the Company with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to Employees of the Company or any Affiliate to promote the success of the business.

2.   Definitions.

     As used herein, the following definitions shall apply.

               (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in
          Section 424(e) and (f), respectively, of the Code.

               (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c) hereof.

               (c) "Award" shall mean Options, unless the context clearly indicates a different meaning.

               (d)  "Board" shall mean the Board of Directors of the Company.

               (e) "Cause" shall mean (i) the unauthorized use or disclosure of the confidential information or trade secrets of the Company, which use or disclosure causes material harm to the Company, (ii) conviction of, or a plea of "guilty" or "no contest" to, a felony under the laws of the United States or any state thereof, (iii) gross negligence or
          (iv) continued failure to perform assigned duties after receiving written notification from the Board of Directors. The foregoing, however, shall not be deemed an exclusive list of all acts or omissions that the Company (or an Affiliate) may consider as grounds for the discharge of a Participant.

               (f) "Change in Control" shall mean any one of the following events: (i) an event or series of events which have the effect of any person becoming the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly of securities representing more than fifty percent (50%) of the voting power of the Company's then outstanding stock; (ii) the acquisition of the ability to control the election of a majority of the Company's directors; (iii) the acquisition of a controlling influence over the
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          management or policies of the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934); (iv) the disposition of the business of the Company pursuant to a complete or partial liquidation, sale of assets or otherwise; or (v) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least a majority thereof, provided, that any individual whose election or nomination for election as a member of the Board was approved by a vote of at least a majority of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Subject to the foregoing, the decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

               (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (h) "Committee" shall mean (i) the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof or
          (ii) in the alternative, in all cases other than in the first two sentences of Paragraph 5(a) and in Paragraph 14 hereof, the Board.

               (i) "Common Stock" shall mean the common stock, $.001 par value per share, of the Company.

               (j)  "Company" shall mean Purchase Pro International, Inc.

               (k) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of a leave of absence of a temporary nature approved by the Company for a specific period of time, or in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor.

               (l)  "Director" shall mean any member of the Board.

               (m) "Disability" means a permanent and total disability as defined in section 22(e)(3) of the Code. The determination of the Committee on any question involving Disability shall be conclusive and binding.

               (n) "Effective Date" shall mean the date specified in Paragraph 13 hereof.
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               (o)  "Employee" shall mean any person employed by the Company or an Affiliate.

               (p) "Exercise Price" shall mean the price per Optioned Share at which an Option may be exercised.

               (q) "Involuntary Termination" shall mean the termination of the Participant's Continuous Service by reason of the involuntary discharge of the Participant by the Company (or the Affiliate employing him or her) for reasons other than Cause, or the voluntary resignation of the Participant following (i) a change in his or her position with the Company (or Affiliate) that materially reduces his or her level of authority or responsibility, (ii) a reduction in his or her compensation (including base salary, fringe benefits and participation in bonus or incentive programs based on corporate performance) by more than 10%, or (iii) a relocation of more than 100 miles from his or her present employment location.

               (r) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of
          Section 422 of the Code.

               (s) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

               (t) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

               (u)  "Option" means an ISO and/or a Non-ISO.

               (v) "Optioned Shares" shall mean Shares subject to an Award granted pursuant to this Plan.

               (w) "Participant" shall mean any person who receives an Award pursuant to the Plan.

               (x) "Plan" shall mean this Purchase Pro International, Inc. Stock Option and Incentive Plan.

               (y) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

               (z)  "Share" shall mean one share of Common Stock.
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               (aa) "Year of Service" shall mean a full twelve-month period, measured from the date of an Award and each annual anniversary of that date, during which a Participant has performed Continuous Service as an Employee of the Company or an Affiliate.



3.   Term of the Plan and Awards.

               (a)  Term of the Plan. The Plan shall continue in effect for a
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          term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 15 hereof. No Award shall be granted under the Plan after ten years from the Effective Date.

               (b)  Term of Awards. The term of each Award granted under the
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          Plan shall be established by the Committee, but shall not be less than one year nor exceed ten years; provided however, that in the case of an Employee who owns Shares representing 10% of the outstanding Common Stock at the time an ISO is granted, such ISO shall not be exercisable after the date five years from the date such ISO is granted. This Paragraph 3(b) shall not be construed to cause the acceleration of the vesting of Awards.

4.   Shares Subject to the Plan.

     Except as otherwise required by the provisions of Paragraph 10 hereof, the aggregate number of Shares deliverable pursuant to Awards shall be 1,000,000 Shares. Such Shares may either be authorized but unissued Shares or Shares held in treasury. If any Awards should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Shares no longer subject to such Awards shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan. No Employee may receive Options to purchase more than 25% of the aggregate number of Shares deliverable pursuant to Awards.

5.   Administration of the Plan.

               (a)  Administration. The Plan shall be administered by a
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          Committee. The Committee shall be composed of not fewer than two
          Directors appointed by the Board and the members of the Board also may act collectively as the Committee. Subject to the express provisions of the Plan, the Committee may interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, determine the terms and provisions of Awards to Employees under the Plan (which need not be identical), and make such other determinations as it deems necessary and
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          advisable for the administration of the Plan. The Committee may delegate decisions with respect to Awards to Employees who are not elected officers or directors of the Company or its Affiliates to such elected officer or officers of the Company as the Committee determines. The decisions of the Committee under the Plan shall be conclusive and binding. No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a director of the Company so that the members of the Committee shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its by-laws.

               (b)  Powers. Within the limits of the express provisions of the
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          Plan, the Committee shall determine: (i) the Employees to whom Awards hereunder shall be granted, (ii) the time or times at which such Awards shall be granted, (iii) the form and amount of the Awards, and
          (iv) the limitations, restrictions and conditions applicable to any such Award. In making such determinations, the Committee may take into account the nature of the services rendered by such Employees, or classes of Employees, their present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

               (c)  Agreement. Each Award shall be evidenced by a written
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          agreement containing such provisions as may be approved by the
          Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option, (ii) the number of Shares subject to, and the expiration date of, the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and
          (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards. An Employee who receives an Award under the Plan shall not, with respect to the Award, be deemed to have been a Participant, or to have any rights with respect to the Award, unless and until the Employee has executed an Agreement respecting such Award and shall have delivered such an executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of the Award.
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               (d)  Nonuniform Determinations. The Committee's determinations
                    -------------------------
          under the Plan, including without limitation, determinations as to the persons to receive Awards, the terms and provisions of such Awards and the Agreements evidencing the same, need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Awards under the Plan, whether or not such persons are similarly situated.

6.   Grant of Options.

               (a)  General Rule. Only Employees shall be eligible to receive
                    ------------
          grants of Options pursuant to the Plan. Any Award of an Option to an Employee,grants of whether as an automatic grant as described in Paragraph 6(b) below or as a discretionary grant, shall be pursuant to an Agreement as described in Paragraph 5(c) above, and shall be subject to the general rule set forth in Paragraph 8(c) hereof with respect to the effect of an Optionee's termination of Continuous Service on the Optionee's right to exercise his Options.

               (b)  Automatic Grants to Employees. On the Effective Date, each
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          of the Employees identified in Exhibit A attached hereto shall be granted an Option (in the form of an ISO, to the extent permissible) to purchase the number of Shares set forth in Exhibit A, at an Exercise Price per Share equal to the Market Value of a Share on the Effective Date; provided that such grant shall not be made to an Employee whose Continuous Service terminates on or before the Effective Date, and provided further that the Exercise Price for any Employee who is a 10% shareholder of the Company (see Paragraph 7(a) below) shall be 110% of the Market Value.

               (c)  Special Rules for ISOs. The aggregate Market Value, as of
                    ----------------------
          the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calender year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future Affiliate of the Company) shall not exceed $100,000. Notwithstanding the foregoing, the Committee may grant Options in excess of the foregoing limitations, in which case such Options granted in excess of such limitation shall be Options which are Non-ISOs.

7.   Exercise Price for Options.

               (a)  Limits on Committee Discretion. The Exercise Price as to any
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          particular Option shall not be less than 100% of the Market Value of the Optioned Share on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

               (b)  Standards for Determining Market Value. If the Common
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          Stock is listed on a national securities exchange (including the
          Nasdaq National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling prices on such exchange on such date, or if no trade was reported on such date, then the Exercise Price shall be the mean between the bid and asked prices on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked prices on such date, or, if there are no bid and asked prices on such date, then on the next prior business day on which there were bid and asked prices. If no such bid and asked prices are available, then the Market Value per Share shall be its fair market value as determined in good faith by the Committee, in its sole and absolute discretion. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Market Value of Common Stock subject to an ISO shall be inconsistent with section 422 of the Code or regulations thereunder.

8.   Exercise of Options.

               (a)  General. Each Option shall become exercisable as provided
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          in the Agreement between the Company and the Participant, the terms of which shall be consistent with the provisions of this Plan. Provided, that with respect to the Options granted pursuant to Paragraph 6(b) of this Plan, (i) each Option granted to a Participant classified as a Class A Employee shall become exercisable with respect to 50% of the Optioned Shares upon the Participant's completion of each of two Years of Service, (ii) each Option granted to a Participant classified as a Class B Employee shall become exercisable with respect to 33 % of the Optioned Shares upon the Participant's completion of each of three Years of Service, and (iii) each Option granted to a Participant classified as a Class C Employee shall become exercisable with respect to 25% of the Optioned Shares upon the Participant's completion of each of four Years of Service; provided, that an Option shall become fully (100%) exercisable immediately upon a Change in Control and Involuntary Termination, as provided in Paragraph 9 hereof. An Option may not be exercised for a fractional Share.

               (b)  Procedure for Exercise. A Participant may exercise an
                    ----------------------
          Option,in the subject to provisions relative to its termination and limitations on its exercise, only by (i) written notice of intent to exercise the Option with respect to a specified number of Shares and the date of exercise thereof, and (ii) payment to the Company (on or prior to the date of exercise) in cash or, if the Committee in its discretion agrees to accept, in Common Stock or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised plus, in the case of Non-ISOs, any required withholding tax as provided in Paragraph 18 hereof. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Chief Financial Officer of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise. As soon as reasonably possible following such exercise, a certificate representing shares of Company Stock purchased, registered in the name of the Participant, shall be delivered to the Participant.

               (c)  Period of Exercisability.
                    ------------------------

                              (i) Each Option shall, unless sooner expired pursuant to paragraphs (ii) and (iii) immediately below, expire on the first to occur of the tenth anniversary of the date of grant thereof and the expiration date set forth in the applicable Agreement.

                              (ii) An Option shall expire on the first to occur
               of the applicable date set forth in paragraph (i) next above and the date that the employment of the Participant with the Company terminates for any reason other than death or Disability. Notwithstanding the preceding provisions of this paragraph, the Committee, in its sole discretion, may, by written notice given to an ex-Employee, permit the ex-Employee to exercise Options during a period following his or her termination of employment, which period shall not exceed three months. In no event, however, may the Committee permit an ex-Employee to exercise an Option after the expiration date contained in the Agreement evidencing such Option.

                              (iii) If the employment of an Employee with the
               Company terminates by reason of Disability as determined by the Committee or by reason of death, his or her Options, if any, shall expire on the first to occur of the date set forth in paragraph (i) above and the six-month anniversary of such termination of employment.

               (d)  Effect of the Committee's Decisions. The Committee's
                    -----------------------------------
          determination whether a Participant's Continuous Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

9.   Change in Control and Involuntary Termination.

     Notwithstanding the provisions of any Award which provides for its exercise or vesting in installments, but only for a period of 90 days beginning on the date of an Involuntary Termination following a Change in Control, all Options shall be immediately exercisable and fully vested, provided (a) the Change in Control occurs before the Participant's Continuous Service terminates and (b) the Participant is subject to an Involuntary Termination within 12 months following such Change in Control. At the time of such qualifying Involuntary Termination, the Participant shall, at the sole discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Options by the Participant.

10.  Adjustment of Shares.

               (a)  General. In the event of a subdivision of the outstanding
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          Stock, adeclaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Paragraph 4 hereof, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

               (b)  Mergers and Consolidations. In the event that the Company
                    --------------------------
          is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Participants' consent, may provide for:

                              (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

                              (ii)  The assumption of the Plan and such
               outstanding Options by the surviving corporation or its parent;

                              (iii) The substitution by the surviving
               corporation or its parent of options with substantially the same terms for such outstanding Options; or

                              (iv) The cancellation of each outstanding Option
               after payment to the Participant of an amount in cash or cash equivalents equal to (A) the Market Value of the Shares subject to such Option at the time of the merger or consolidation minus
               (B) the Exercise Price of the Shares subject to such Option.

     A sale of all or substantially all of the assets of the Company for consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes.

               (c)  Special Rule for ISOs. Any adjustment made pursuant to
                    ---------------------
          subparagraphs (a) or (b) hereof shall be made in such a manner as not to constitute a modification, within the meaning of section 424(h) of the Code, of outstanding ISOs.

               (d)  Conditions and Restrictions on New, Additional, or
                    --------------------------------------------------
          Different Shares or Securities. If, by reason of any adjustment made
          ------------------------------
          pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

               (e)  Other Issuances. Except as expressly provided in this
                    ---------------
          Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

               (f)  Reservation of Rights. The grant of an Option pursuant to
                    ---------------------
          the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

11.  Non-Transferability of Awards.

     Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and no Award shall be subject to execution, attachment or similar process. Any attempted sale, pledge, assignment, hypothecation, transfer or other disposition of an Award, or levy of attachment or similar process upon the Award not specifically permitted herein shall be null and void and without effect. An Award may be exercised only by a Participant during his or her lifetime or, pursuant to Paragraph 8(c)(iii) hereof, by his or her estate or by the person who by bequest or inheritance acquires the right to exercise such Award upon the Participant's death.

12.  Time of Granting Awards.

     The date of grant of an Award shall, for all purposes, be the later of the date on which the Committee makes the determination of granting such Award, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

13.  Effective Date.

     The Plan shall become effective on the date of its approval by a favorable vote of stockholders owning at least a majority of the Shares present or represented, and entitled to vote, at a meeting duly held in accordance with applicable laws; provided, that the adoption of the Plan is subject to such shareholder approval within twelve months before or after the date of adoption of the Plan by the Board. The Plan shall be null and void if the foregoing condition is not fulfilled, and in such event each Option granted hereunder shall, notwithstanding any of the preceding Plan provisions, be null and void and of no effect.

14.  Modification of Awards.

     At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of said Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award.

15.  Amendment and Termination of the Plan.

     The Board, without further action on the part of the shareholders of the Company, may from time to time alter, amend or suspend the Plan or any Option granted thereunder or may at any time terminate the Plan, except that it may not, without the approval of the shareholders of the Company (except to the extent provided in Paragraph 10 hereof):

               (a) Materially increase the total number of shares of Common Stock available for grant under the Plan;

               (b) Materially modify the class of eligible Employees under the Plan; or

               (c) Effect a change relating to ISOs granted hereunder which is inconsistent with section 422 of the Code or regulations thereunder.

     No action taken by the Board under this Paragraph, either with or without the approval of the shareholders of the Company, may materially and adversely affect any outstanding Option without the consent of the holder thereof.

16.  Conditions Upon Issuance of Shares.

               (a)  Compliance with Securities Laws. Shares of Common Stock
                    -------------------------------
          shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed. Certificates of Shares of Common Stock issued hereunder may be legended as the Board shall deem appropriate. The Plan is intended to comply with Rule 16b-3 if and to the extent applicable, and any provision of the Plan which the Committee determines in its sole and absolute discretion to be inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and null and void, and shall not affect the validity of the remaining provisions of the Plan.

               (b)  Special Circumstances. The inability of the Company to
                    ---------------------
          obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c)  Committee Discretion. The Committee shall have the discretionary
          --------------------
authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights, and to require the Participant to consent to the terms of any form of stockholders' agreement with respect to the Shares, including but not limited to the stockholders' agreement entered into June 1, 1998 by and among the Company and shareholders of the Company identified therein.

17.  Reservation of Shares.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

18.  Withholding Tax.

     The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of any and all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its sole discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. In the event that the Participant disposes of any Common Stock acquired by the exercise of an ISO within the two-year period following grant, or within the one-year period following exercise, of the ISO, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements as a condition to the registration of the transfer of such Common Stock on its books. Whenever under the Plan payments are to be made by the Company in cash or by check, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements.

19.  No Employment or Other Rights.

     In no event shall an Employee's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee to continue service with the Company or any Affiliate, or affect any right which the Company or an Affiliate may have to terminate the employment of such Employee. Except to the extent provided in Paragraph 6(b) hereof, no Employee shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award. However, an Employee who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

20.  Governing Law.

     The Plan shall be governed by and construed in accordance with the laws of the State of Nevada, except to the extent that federal law shall be deemed to apply.

       Purchase Pro International, Inc. Stock Option and Incentive Plan


                        GRANT OF INCENTIVE STOCK OPTION


Date of Grant: __________________, 1998

     THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by Purchase Pro International, Inc., a Nevada corporation ("PPI"), to ________________________________________________ (the "Grantee"),
who is an employee of PPI.

     WHEREAS, the Board of Directors of PPI (the "Board") on August 6, 1998 adopted, with subsequent stockholder approval, the Purchase Pro International, Inc. Stock Option and Incentive Plan (the "Plan");

     WHEREAS, the Plan provides for the granting of incentive stock options to employees of PPI or any affiliate of PPI to purchase shares of the Common Stock of PPI, par value $.001 per share (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Grantee is eligible for a grant of incentive stock options under the Plan.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   Grant of Option.

               Subject to the terms and conditions hereinafter set forth, PPI, with the approval and at the direction of the Board hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to __________ shares of Stock at a price of $___________ per share, the fair market value. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986).

     2.   Installment Exercise.

               Subject to such further limitations as are provided herein and to the provisions concerning the occurrence of a Change in Control and an Involuntary Termination (both as defined in the Plan), the Option shall become exercisable in three (3) installments, the Grantee having the right hereunder to purchase from

          PPI the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

          (a) on and after the first anniversary of the Date of Grant, up to one-third (ignoring fractional shares) of the total number of Option Shares;

                         (b) on and after the second anniversary of the Date of Grant, up to an additional one-third (ignoring fractional shares) of the total number of Option Shares; and

                         (c) on and after the third anniversary of the Date of Grant, the remaining Option Shares.

               Notwithstanding the above installment provisions, but only for a period of 90 days beginning on the date of an Involuntary Termination following a Change in Control, the Option shall become immediately and fully exercisable by the Grantee provided (i) the Change in Control occurs before the Participant's Continuous Service terminates and (ii) the Grantee is subject to an Involuntary Termination within 12 months following such Change in Control. At the time of such qualifying Involuntary Termination, the Grantee shall, at the sole discretion of the Board, be entitled to receive cash in an amount equal to the excess of the fair market value of the Stock subject to the Option over the exercise price of such Stock, in exchange for the cancellation of the Option by the Grantee.

     3.   Termination of Option.

                         (a) The option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised or previously terminated pursuant to paragraph (b) immediately below, shall terminate and become null and void after the expiration of five years from the Date of Grant (the "Option Term").

                         (b) Upon the occurrence of the Grantee's ceasing for any reason to be employed by PPI (such occurrence being a "termination of the Grantee's employment"), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantee's employment, except in a case where the termination of the Grantee's employment is by reason of disability (within the meaning of Section 22(e)(3) of the Code) or death. Upon a termination of the Grantee's employment by reason of such disability or death, the Option may be exercised during the six-month period following the date of such disability or death, but only to the extent that the Option was outstanding and exercisable on any such date of disability or death. In addition, the Board in its sole discretion, by written notice given to the

               Grantee, may permit the Grantee to exercise the Option for a period of up to three months following the date of termination of the Grantee's employment. In no event, however, shall any such period extend beyond the Option Term.

          (c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

                         (d) A transfer of the Grantee's employment between PPI and any affiliate of PPI, or between any affiliates of PPI, shall not be deemed to be a termination of the Grantee's employment.

                         (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting PPI or any affiliate of PPI,
               (ii) breach any covenant not to compete, or employment contract, with PPI or any affiliate of PPI, or (iii) engage in conduct that would warrant the Grantee's discharge for Cause (as defined in the Plan), any unexercised portion of the Option shall immediately terminate and be void.

     4.   Exercise of Options.

                         (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Chief Financial Officer of PPI written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

                         (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Board, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

                         On the exercise date specified in the Grantee's notice
               or as soon thereafter as is practicable, PPI shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as PPI may elect) upon full payment for such Option Shares. The obligation of PPI to deliver Stock shall, however, be subject to the condition that if at any time the Board shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board. The Grantee also may be required to consent to the terms of any form of stockholders' agreement with respect to the Stock, including but not limited to the stockholders' agreement entered into June 1, 1998 by and among PPI and shareholders of PPI identified therein.

                         (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by PPI. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

     5.   Adjustment of and Changes in Stock of PPI.

               In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of PPI, the Board shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

     6.   Fair Market Value.

               If the Stock is listed on a national securities exchange (including the Nasdaq National Market System) on the date in question, then the fair market value per share shall be the average of the highest and lowest selling prices on such exchange on such date, or if no trade was reported on such date, then it shall be the mean between the bid and asked prices on such date. If the Stock is traded otherwise than on a national securities exchange on the date in question, then the fair market value per share shall be the mean between the bid and asked prices on such date, or, if there are no bid and asked prices on such date, then on the next prior business day on which there were bid and asked prices. If no such bid and asked prices are available, then the fair market value per share shall be its fair market value as determined in good faith by the Board, in its sole and absolute discretion.

     7.   No Rights of Stockholders.

               Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of PPI with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

     8.   Non-Transferability of Option.

               During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferrable except, in case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, PPI may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

     9.   Employment Not Affected.

               The granting of the Option or its exercise shall not be construed as granting to the Grantee any right with respect to continuance of employment with PPI. Except as may otherwise be limited by a written agreement between PPI and the Grantee, the right of PPI to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by PPI and acknowledged by the Grantee.

     10.  Amendment of Option.

               The Option may be amended by the Board at any time (i) if the Board determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause
          (i), with the consent of the Grantee.

     11.  Notice.

               Any notice to PPI provided for in this instrument shall be addressed to it in care of its Chief Financial Officer at is executive offices at 6285 Industrial Boulevard, Suite A, Las Vegas, NV 89118, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of PPI. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

     12.  Incorporation of Plan by Reference.

               The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Board shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

     13.  Governing Law.

               The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Nevada, except to the extent preempted by federal law, which shall to the extent govern.

     14.  Confidentiality.

               The Grantee agrees that, from the time of execution of this instrument, the Grantee will keep the specific terms and conditions of this Grant completely confidential and not disclose any such information to anyone except his or her spouse or tax advisors. To the extent Grantee shall disclose such matters to his or her spouse or tax advisors, the Grantee shall advise such persons that they shall consider themselves bound by the same terms. The parties agree that the Grantee shall be permitted to release the fact of the grant of the Option as set forth above as may be required on a financial statement, tax return or other such business or legal document or as otherwise may be required by law or a court of appropriate jurisdiction.

     IN WITNESS WHEREOF, PPI has caused its duly authorized officer to execute this Grant of Incentive Stock Option, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                                   PURCHASE PRO INTERNATIONAL, INC.

                                        By: ____________________________________

                                        Title: _________________________________


                                        ACCEPTED AND AGREED TO:


                                        By: ____________________________________
                                            Grantee

                     GRANT OF STOCK OPTION (NON-EMPLOYEE)
                     -----------------------------------

Date of Grant: __________________, 1998

     THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by PURCHASE PRO INTERNATIONAL, INC., a Nevada corporation ("PPI"), to ________________________________________________ (the "Grantee").

     WHEREAS, PPI desires to grant to Grantee an option to purchase certain shares of common stock of PPI upon the terms and conditions stated herein;

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.             Grant of Option. Subject to the terms and conditions hereinafter
               ---------------
     set forth, PPI hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to __________ shares of PPI common stock (the "Stock") at a price of Two and 50/100 Dollars ($2.50) per share. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares."

1.             Exercise and Termination. Subject to such further limitations as
               ------------------------
     are provided herein, the Option shall become exercisable on _______________ and shall terminate and expire on _____________________, the Grantee having the right hereunder to purchase from PPI all of the Option Shares upon exercise of the Option only in accordance with the preceding schedule.

1.             Termination by PPI.
               ------------------

     a. In the event PPI's board of directors determines in good faith at any time before the Option is exercised that the Grantee has taken action that is detrimental to the interests of PPI, the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such determination.

     a. In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

     a. Notwithstanding any other provisions set forth herein, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting PPI or any affiliate of PPI, or (ii) breach any covenant not to compete, or employment contract, with PPI or any affiliate of PPI, any unexercised portion of the Option shall immediately terminate and be void.

b.

     2.             Conditions Upon Issuance of Shares.
                    ----------------------------------

          a.             Compliance with Securities Laws. Option Shares shall
                         -------------------------------
               not be issued with respect to this Option unless the issuance and delivery of such Option Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed. Certificates of Option Shares issued hereunder may be legended as the Board shall deem appropriate.

          a.             Special Circumstances. The inability of PPI to obtain
                         ---------------------
               approval from any regulatory body or authority deemed by PPI's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve PPI of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, PPI may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

          a.             PPI Discretion. PPI shall have the discretionary
                         --------------
               authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights, and to require the Grantee to consent to the terms of any form of stockholders' agreement with respect to the Shares, including but not limited to the stockholders' agreement entered into June 1, 1998 by and among PPI and shareholders of PPI identified therein.

1.                  Exercise of Options.
                    -------------------

          a. The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Chief Financial Officer of PPI written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

          a. Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash.

          a. On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, PPI shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as PPI may elect) upon full payment for such Option Shares. The obligation of PPI to deliver Stock shall, however, be subject to the condition that if at any time PPI shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to PPI. The Grantee also may be required to consent to the terms of any form of stockholders' agreement with respect to the Stock, including but not limited to the stockholders' agreement entered into June 1, 1998 by and among PPI and shareholders of PPI identified therein.

          a. If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by PPI. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

1.                  Adjustment of and Changes in Stock of PPI. In the event of a
                    ------------------------------------------
          reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of PPI, PPI shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option. In the event that PPI is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Grantee's consent, may provide for:

          a. The continuation of such outstanding Options by PPI (if PPI is the surviving corporation);

          a. The assumption of the outstanding Options by the surviving corporation or its parent;

          a. The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

          a. The cancellation of each outstanding Option after payment to the Grantee of an amount in cash or cash equivalents equal to (i) the Market Value of the Shares subject to such Option at the time of the merger or consolidation minus (ii) the exercise price of the shares subject to such Option.

          A sale of all or substantially all of the assets of PPI for consideration (apart from the assumption of obligations) consisting primarily of securities shall be deemed a merger or consolidation for the foregoing purposes. The issuance by PPI or an affiliate of shares of stock of any class, or of securities convertible into shares or stock of another class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or exercise price of shares then subject to this Option. The grant of the Options pursuant to this grant shall not affect in any way the right or power of PPI to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

1.                  No Rights of Stockholders. Neither the Grantee nor any
                    -------------------------
          personal representative shall be, or shall have any of the rights and privileges of, a stockholder of PPI with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

1.                  Non-Transferability of Option. During the Grantee's
                    -----------------------------
          lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferrable except, in case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, PPI may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

1.                  Notice. Any notice to PPI provided for in this instrument
                    ------
          shall be addressed to it in care of its Chief Financial Officer at its executive offices at 3291 N. Buffalo Drive, Las Vegas, NV 89129, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the records of

     PPI. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

1.             Governing Law. The validity, construction, interpretation and
               -------------
     effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Nevada, except to the extent preempted by federal law, which shall to the extent govern.

          Confidentiality. The Grantee agrees that, from the time of execution
          ---------------
of this instrument, the Grantee will keep the specific terms and conditions of this Grant completely confidential and not disclose any such information to anyone except his or her spouse or tax advisors. To the extent Grantee shall disclose such matters to his or her spouse or tax advisors, the Grantee shall advise such persons that they shall consider themselves bound by the same terms. The parties agree that the Grantee shall be permitted to release the fact of the grant of the Option as set forth above as may be required on a financial statement, tax return or other such business or legal document or as otherwise may be required by law or a court of appropriate jurisdiction.

     IN WITNESS WHEREOF, PPI has caused its duly authorized officer to execute this Grant of Stock Option, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                              PURCHASE PRO INTERNATIONAL, INC.


                              By: ________________________________________

                              Title: _____________________________________


                              ACCEPTED AND AGREED TO:


                              By: ________________________________________

                       Purchase Pro International, Inc.
                        Stock Option and Incentive Plan

                                    CLASS A
                                   Employees

       Purchase Pro International, Inc. Stock Option and Incentive Plan


                        GRANT OF INCENTIVE STOCK OPTION


Date of Grant: __________________, 1998

     THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by Purchase Pro International, Inc., a Nevada corporation ("PPI"), to ________________________________________________ (the "Grantee"),
who is an employee of PPI.

     WHEREAS, the Board of Directors of PPI (the "Board") on August 6, 1998 adopted, with subsequent stockholder approval, the Purchase Pro International, Inc. Stock Option and Incentive Plan (the "Plan");

     WHEREAS, the Plan provides for the granting of incentive stock options by a committee to be appointed by the Board (the "Committee") to employees of PPI or any affiliate of PPI to purchase shares of the Common Stock of PPI, par value $.001 per share (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Grantee is eligible for a grant of incentive stock options under the Plan.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   Grant of Option.

               Subject to the terms and conditions hereinafter set forth, PPI, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to __________ shares of Stock at a price of $___________ per share, the fair market value. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986).

     2.   Installment Exercise.

               Subject to such further limitations as are provided herein and to the provisions concerning the occurrence of a Change in Control and an Involuntary Termination (both as defined in the Plan), the Option shall become exercisable in two (2) installments, the Grantee having the right hereunder to purchase from PPI the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

                    (a) on and after the first anniversary of the Date of Grant, up to one-half (ignoring fractional shares) of the total number of Option Shares; and

                    (b) on and after the second anniversary of the Date of
               Grant, the remaining Option Shares.

               Notwithstanding the above installment provisions, but only for a period of 90 days beginning on the date of an Involuntary Termination following a Change in Control, the Option shall become immediately and fully exercisable by the Grantee provided (i) the Change in Control occurs before the Participant's Continuous Service terminates and (ii) the Grantee is subject to an Involuntary Termination within 12 months following such Change in Control. At the time of such qualifying Involuntary Termination, the Grantee shall, at the sole discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the Stock subject to the Option over the exercise price of such Stock, in exchange for the cancellation of the Option by the Grantee.

     3.  Termination of Option.

                    (a) The option and all rights hereunder with respect
               thereto, to the extent such rights shall not have been exercised or previously terminated pursuant to paragraph (b) immediately below, shall terminate and become null and void after the expiration of five years from the Date of Grant (the "Option Term").

                    (b) Upon the occurrence of the Grantee's ceasing for any
               reason to be employed by PPI (such occurrence being a "termination of the Grantee's employment"), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantee's employment, except in a case where the termination of the Grantee's employment is by reason of disability (within the meaning of Section 22(e)(3) of the Code) or death. Upon a termination of the Grantee's employment by reason of such disability or death, the Option may be exercised during the six-month period following the date of such disability or death, but only to the extent that the Option was outstanding and exercisable on any such date of disability or death. In addition, the Committee in its sole discretion, by written notice given to the Grantee, may permit the Grantee to exercise the Option for a period of up to three months following the date of termination of the Grantee's employment. In no event, however, shall any such period extend beyond the Option Term.

          (c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

                    (d) A transfer of the Grantee's employment between PPI and any affiliate of PPI, or between any affiliates of PPI, shall not be deemed to be a termination of the Grantee's employment.

                    (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting PPI or any affiliate of PPI,
               (ii) breach any covenant not to compete, or employment contract, with PPI or any affiliate of PPI, or (iii) engage in conduct that would warrant the Grantee's discharge for Cause (as defined in the Plan), any unexercised portion of the Option shall immediately terminate and be void.

     4.   Exercise of Options.

                    (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Chief Financial Officer of PPI written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

                    (b) Full payment (in U.S. dollars) by the Grantee of the
               option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

                    On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, PPI shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as PPI may elect) upon full payment for such Option Shares. The obligation of PPI to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. The Grantee also may be required to consent to the terms of any form of stockholders' agreement with respect to the Stock, including but not limited to the stockholders' agreement entered into June 1, 1998 by and among PPI and shareholders of PPI identified therein.

                    (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by PPI. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

     5.   Adjustment of and Changes in Stock of PPI.

               In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of PPI, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

     6.   Fair Market Value.

               If the Stock is listed on a national securities exchange (including the Nasdaq National Market System) on the date in question, then the fair market value per share shall be the average of the highest and lowest selling prices on such exchange on such date, or if no trade was reported on such date, then it shall be the mean between the bid and asked prices on such date. If the Stock is traded otherwise than on a national securities exchange on the date in question, then the fair market value per share shall be the mean between the bid and asked prices on such date, or, if there are no bid and asked prices on such date, then on the next prior business day on which there were bid and asked prices. If no such bid and asked prices are available, then the fair market value per share shall be its fair market value as determined in good faith by the Committee, in its sole and absolute discretion.

     7.   No Rights of Stockholders.

               Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of PPI with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.


     8.   Non-Transferability of Option.

               During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferrable except, in case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, PPI may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

     9.   Employment Not Affected.

               The granting of the Option or its exercise shall not be construed as granting to the Grantee any right with respect to continuance of employment with PPI. Except as may otherwise be limited by a written agreement between PPI and the Grantee, the right of PPI to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by PPI and acknowledged by the Grantee.

     10.  Amendment of Option.

               The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

     11.  Notice.

               Any notice to PPI provided for in this instrument shall be addressed to it in care of its Chief Financial Officer at its executive offices at 6285 Industrial Boulevard, Suite A, Las Vegas, NV 89118, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of PPI. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

     12.  Incorporation of Plan by Reference.

               The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

     13.  Governing Law.

               The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Nevada, except to the extent preempted by federal law, which shall to the extent govern.

     14.  Confidentiality.

               The Grantee agrees that, from the time of execution of this instrument, the Grantee will keep the specific terms and conditions of this Grant completely confidential and not disclose any such information to anyone except his or her spouse or tax advisors. To the extent Grantee shall disclose such matters to his or her spouse or tax advisors, the Grantee shall advise such persons that they shall consider themselves bound by the same terms. The parties agree that the Grantee shall be permitted to release the fact of the grant of the Option as set forth above as may be required on a financial statement, tax return or other such business or legal document or as otherwise may be required by law or a court of appropriate jurisdiction.

     IN WITNESS WHEREOF, PPI has caused its duly authorized officer to execute this Grant of Incentive Stock Option, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                         PURCHASE PRO INTERNATIONAL, INC.


                         By: ________________________________________

                         Title: _______________________________________


                         ACCEPTED AND AGREED TO:


                         By: ________________________________________
                         Grantee

                       Purchase Pro International, Inc.
                        Stock Option and Incentive Plan

                                    CLASS B
                                   Employees

       Purchase Pro International, Inc. Stock Option and Incentive Plan


                        GRANT OF INCENTIVE STOCK OPTION


Date of Grant: __________________, 1998

     THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by Purchase Pro International, Inc., a Nevada corporation ("PPI"), to ________________________________________________ (the "Grantee"),
who is an employee of PPI.

     WHEREAS, the Board of Directors of PPI (the "Board") on August 6, 1998 adopted, with subsequent stockholder approval, the Purchase Pro International, Inc. Stock Option and Incentive Plan (the "Plan");

     WHEREAS, the Plan provides for the granting of incentive stock options by a committee to be appointed by the Board (the "Committee") to employees of PPI or any affiliate of PPI to purchase shares of the Common Stock of PPI, par value $.001 per share (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Grantee is eligible for a grant of incentive stock options under the Plan.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   Grant of Option.

               Subject to the terms and conditions hereinafter set forth, PPI, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to __________ shares of Stock at a price of $___________ per share, the fair market value. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986).

     2.   Installment Exercise.

               Subject to such further limitations as are provided herein and to the provisions concerning the occurrence of a Change in Control and an Involuntary Termination (both as defined in the Plan), the Option shall become exercisable in three (3) installments, the Grantee having the right hereunder to purchase from PPI the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

                         (a) on and after the first anniversary of the Date of Grant, up to one-third (ignoring fractional shares) of the total number of Option Shares;

                         (b) on and after the second anniversary of the Date of Grant, up to an additional one-third (ignoring fractional shares) of the total number of Option Shares; and

                         (c) on and after the third anniversary of the Date of Grant, the remaining Option Shares.

               Notwithstanding the above installment provisions, but only for a period of 90 days beginning on the date of an Involuntary Termination following a Change in Control, the Option shall become immediately and fully exercisable by the Grantee provided (i) the Change in Control occurs before the Participant's Continuous Service terminates and (ii) the Grantee is subject to an Involuntary Termination within 12 months following such Change in Control. At the time of such qualifying Involuntary Termination, the Grantee shall, at the sole discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the Stock subject to the Option over the exercise price of such Stock, in exchange for the cancellation of the Option by the Grantee.

     3.   Termination of Option.

                         (a) The option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised or previously terminated pursuant to paragraph (b) immediately below, shall terminate and become null and void after the expiration of five years from the Date of Grant (the "Option Term").

                         (b) Upon the occurrence of the Grantee's ceasing for any reason to be employed by PPI (such occurrence being a "termination of the Grantee's employment"), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantee's employment, except in a case where the termination of the Grantee's employment is by reason of disability (within the meaning of Section 22(e)(3) of the Code) or death. Upon a termination of the Grantee's employment by reason of such disability or death, the Option may be exercised during the six-month period following the date of such disability or death, but only to the extent that the Option was outstanding and exercisable on any such date of disability or death. In addition, the Committee in its sole discretion, by written notice given to the Grantee, may permit the Grantee to exercise the Option for a period of up to three months following the date of termination of the Grantee's employment. In no event, however, shall any such period extend beyond the Option Term.

                         (c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

                         (d) A transfer of the Grantee's employment between PPI and any affiliate of PPI, or between any affiliates of PPI, shall not be deemed to be a termination of the Grantee's employment.

                         (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting PPI or any affiliate of PPI,
               (ii) breach any covenant not to compete, or employment contract, with PPI or any affiliate of PPI, or (iii) engage in conduct that would warrant the Grantee's discharge for Cause (as defined in the Plan), any unexercised portion of the Option shall immediately terminate and be void.

     4.   Exercise of Options.

                         (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Chief Financial Officer of PPI written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

                         (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

                         On the exercise date specified in the Grantee's notice
               or as soon thereafter as is practicable, PPI shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as PPI may elect) upon full payment for such Option Shares. The obligation of PPI to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. The Grantee also may be required to consent to the terms of any form of stockholders' agreement with respect to the Stock, including but not limited to the stockholders' agreement entered into June 1, 1998 by and among PPI and shareholders of PPI identified therein.

                         (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by PPI. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

     5.   Adjustment of and Changes in Stock of PPI.

               In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of PPI, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

     6.   Fair Market Value.

               If the Stock is listed on a national securities exchange (including the Nasdaq National Market System) on the date in question, then the fair market value per share shall be the average of the highest and lowest selling prices on such exchange on such date, or if no trade was reported on such date, then it shall be the mean between the bid and asked prices on such date. If the Stock is traded otherwise than on a national securities exchange on the date in question, then the fair market value per share shall be the mean between the bid and asked prices on such date, or, if there are no bid and asked prices on such date, then on the next prior business day on which there were bid and asked prices. If no such bid and asked prices are available, then the fair market value per share shall be its fair market value as determined in good faith by the Committee, in its sole and absolute discretion.

     7.   No Rights of Stockholders.

               Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of PPI with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

     8.   Non-Transferability of Option.

               During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferrable except, in case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, PPI may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

     9.   Employment Not Affected.

               The granting of the Option or its exercise shall not be construed as granting to the Grantee any right with respect to continuance of employment with PPI. Except as may otherwise be limited by a written agreement between PPI and the Grantee, the right of PPI to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by PPI and acknowledged by the Grantee.

     10.  Amendment of Option.

               The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

     11.  Notice.

               Any notice to PPI provided for in this instrument shall be addressed to it in care of its Chief Financial Officer at its executive offices at 6285 Industrial Boulevard, Suite A, Las Vegas, NV 89118, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of PPI. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

     12.  Incorporation of Plan by Reference.

               The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

     13.  Governing Law.

               The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Nevada, except to the extent preempted by federal law, which shall to the extent govern.

     14.  Confidentiality.

               The Grantee agrees that, from the time of execution of this instrument, the Grantee will keep the specific terms and conditions of this Grant completely confidential and not disclose any such information to anyone except his or her spouse or tax advisors. To the extent Grantee shall disclose such matters to his or her spouse or tax advisors, the Grantee shall advise such persons that they shall consider themselves bound by the same terms. The parties agree that the Grantee shall be permitted to release the fact of the grant of the Option as set forth above as may be required on a financial statement, tax return or other such business or legal document or as otherwise may be required by law or a court of appropriate jurisdiction.

     IN WITNESS WHEREOF, PPI has caused its duly authorized officer to execute this Grant of Incentive Stock Option, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                                   PURCHASE PRO INTERNATIONAL, INC.


                                   By: ________________________________________

                                   Title: _____________________________________



                                   ACCEPTED AND AGREED TO:


                                   By: ________________________________________
                                       Grantee

                       Purchase Pro International, Inc.
                        Stock Option and Incentive Plan

                                    CLASS C
                                   Employees

       Purchase Pro International, Inc. Stock Option and Incentive Plan


                        GRANT OF INCENTIVE STOCK OPTION


Date of Grant: __________________, 1998

     THIS GRANT, dated as of the date of grant first stated above (the "Date of Grant"), is delivered by Purchase Pro International, Inc., a Nevada corporation ("PPI"), to ________________________________________________ (the "Grantee"),
who is an employee of PPI.

     WHEREAS, the Board of Directors of PPI (the "Board") on August 6, 1998 adopted, with subsequent stockholder approval, the Purchase Pro International, Inc. Stock Option and Incentive Plan (the "Plan");

     WHEREAS, the Plan provides for the granting of incentive stock options by a committee to be appointed by the Board (the "Committee") to employees of PPI or any affiliate of PPI to purchase shares of the Common Stock of PPI, par value $.001 per share (the "Stock"), in accordance with the terms and provisions thereof; and

     WHEREAS, the Grantee is eligible for a grant of incentive stock options under the Plan.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   Grant of Option.

               Subject to the terms and conditions hereinafter set forth, PPI, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to __________ shares of Stock at a price of $___________ per share, the fair market value. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Shares." The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986).

     2.   Installment Exercise.

               Subject to such further limitations as are provided herein and to the provisions concerning the occurrence of a Change in Control and an Involuntary Termination (both as defined in the Plan), the Option shall become exercisable in four (4) installments, the Grantee having the right hereunder to purchase from PPI the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

                    (a) on and after the first anniversary of the Date of Grant, up to one-fourth (ignoring fractional shares) of the total number of Option Shares;

                    (b) on and after the second anniversary of the Date of
               Grant, up to an additional one-fourth (ignoring fractional shares) of the total number of Option Shares;

                    (c) on or after the third anniversary of the Date of Grant, up to an additional one-fourth (ignoring fractional shares) of the total number of Option Shares; and

                    (d) on and after the fourth anniversary of the Date of
               Grant, the remaining Option Shares.

               Notwithstanding the above installment provisions, but only for a period of 90 days beginning on the date of an Involuntary Termination following a Change in Control, the Option shall become immediately and fully exercisable by the Grantee provided (i) the Change in Control occurs before the Participant's Continuous Service terminates and (ii) the Grantee is subject to an Involuntary Termination within 12 months following such Change in Control. At the time of such qualifying Involuntary Termination, the Grantee shall, at the sole discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the Stock subject to the Option over the exercise price of such Stock, in exchange for the cancellation of the Option by the Grantee.

     3.   Termination of Option.

                    (a) The option and all rights hereunder with respect
               thereto, to the extent such rights shall not have been exercised or previously terminated pursuant to paragraph (b) immediately below, shall terminate and become null and void after the expiration of five years from the Date of Grant (the "Option Term").

                    (b) Upon the occurrence of the Grantee's ceasing for any
               reason to be employed by PPI (such occurrence being a "termination of the Grantee's employment"), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantee's employment, except in a case where the termination of the Grantee's employment is by reason of disability (within the meaning of Section 22(e)(3) of the Code) or death. Upon a termination of the Grantee's employment by reason of such disability or death, the Option may be exercised during the six-month period following the date of such disability or death, but only to the extent that the Option was outstanding and exercisable on any such date of disability or death. In addition, the Committee in its sole discretion, by written notice given to the Grantee, may permit the Grantee to exercise the Option for a period of up to three months following the date of termination of the Grantee's employment. In no event, however, shall any such period extend beyond the Option Term.

                    (c) In the event of the death of the Grantee, the Option may be exercised by the Grantee's legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

                    (d) A transfer of the Grantee's employment between PPI and any affiliate of PPI, or between any affiliates of PPI, shall not be deemed to be a termination of the Grantee's employment.

                    (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting PPI or any affiliate of PPI,
               (ii) breach any covenant not to compete, or employment contract, with PPI or any affiliate of PPI, or (iii) engage in conduct that would warrant the Grantee's discharge for

               Cause (as defined in the Plan), any unexercised portion of the Option shall immediately terminate and be void.

     4.   Exercise of Options.

                    (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Chief Financial Officer of PPI written notice of intent to exercise. The notice of exercise shall specify the number of Option Shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

                    (b) Full payment (in U.S. dollars) by the Grantee of the
               option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date.

                    On the exercise date specified in the Grantee's notice or as soon thereafter as is practicable, PPI shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as PPI may elect) upon full payment for such Option Shares. The obligation of PPI to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. The Grantee also may be required to consent to the terms of any form of stockholders' agreement with respect to the Stock, including but not limited to the stockholders' agreement entered into June 1, 1998 by and among PPI and shareholders of PPI identified therein.

                    (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantee's right to purchase such Option Shares may be terminated by PPI. The date specified in the Grantee's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date.

     5.   Adjustment of and Changes in Stock of PPI.

               In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of capital stock of PPI, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

     6.   Fair Market Value.

               If the Stock is listed on a national securities exchange (including the Nasdaq National Market System) on the date in question, then the fair market value per share shall be the average of the highest and lowest selling prices on such exchange on such date, or if no trade was reported on such date, then it shall be the mean between the bid and asked prices on such date. If the Stock is traded otherwise than on a national securities exchange on the date in question, then the fair market value per share shall be the mean between the bid and asked prices on such date, or, if there are no bid and asked prices on such date, then on the next prior business day on which there were bid and asked prices. If no such bid and asked prices are available, then the fair market value per share shall be its fair market value as determined in good faith by the Committee, in its sole and absolute discretion.

     7.   No Rights of Stockholders.

               Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of PPI with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

     8.   Non-Transferability of Option.

               During the Grantee's lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferrable except, in case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, PPI may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

     9.   Employment Not Affected.

               The granting of the Option or its exercise shall not be construed as granting to the Grantee any right with respect to continuance of employment with PPI. Except as may otherwise be limited by a written agreement between PPI and the Grantee, the right of PPI to terminate at will the Grantee's employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by PPI and acknowledged by the Grantee.

     10.  Amendment of Option.

               The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the Date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

     11.  Notice.

               Any notice to PPI provided for in this instrument shall be addressed to it in care of its Chief Financial Officer at its executive offices at 6285 Industrial Boulevard, Suite A, Las Vegas, NV 89118, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of PPI. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.


     12.  Incorporation of Plan by Reference.

               The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

     13.  Governing Law.

               The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the law of the State of Nevada, except to the extent preempted by federal law, which shall to the extent govern.

     14.  Confidentiality.

               The Grantee agrees that, from the time of execution of this instrument, the Grantee will keep the specific terms and conditions of this Grant completely confidential and not disclose any such information to anyone except his or her spouse or tax advisors. To the extent Grantee shall disclose such matters to his or her spouse or tax advisors, the Grantee shall advise such persons that they shall consider themselves bound by the same terms. The parties agree that the Grantee shall be permitted to release the fact of the grant of the Option as set forth above as may be required on a financial statement, tax return or other such business or legal document or as otherwise may be required by law or a court of appropriate jurisdiction.

     IN WITNESS WHEREOF, PPI has caused its duly authorized officer to execute this Grant of Incentive Stock Option, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

                             PURCHASE PRO INTERNATIONAL, INC.


                             By: ________________________________________

                             Title: _____________________________________


                             ACCEPTED AND AGREED TO:


                             By: ________________________________________
                             Grantee